SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.  20549

                                           FORM 8-K

                      Current Report Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934



                                         May 30, 1995
                       Date of Report (Date of earliest event reported)



                                  CALIFORNIA MICROWAVE, INC.
                    (Exact name of registrant as specified in its charter)


             Delaware                 0-7428              94-1668412
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                        985 Almanor Avenue, Sunnyvale California 94086
                     (Address of principal executive offices)  (Zip Code)


             (Registrant's telephone number, including area code):  408/732-4000

























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                       Item 2.  Acquisition or Disposition of Assets.

                       Pursuant to an Agreement and Plan of Reorganization
             and Merger among California Microwave, Inc. (the "Company"), Microwave Networks Incorporated, a Texas corporation ("MNI"), and CMI Acquisition Corporation, a Texas corporation wholly owned by the Company ("Acquisition Corp."), dated January 31, 1995 and amended April 28, 1995, MNI was acquired by the Company through a merger of Acquisition Corp. with and into MNI (the "Merger"). MNI was the surviving corporation in the Merger. An Agreement of Merger by and among the Company, MNI and Acquisition Corp. was filed with the Secretary of State of the State of Texas on May 30, 1995 (the "Effective Time"). At the Effective Time, MNI became a wholly-owned subsidiary of the Company.

                       Immediately prior to the Effective Time, there were
             outstanding 9,140,422 shares of MNI Capital Stock. At the Effective Time, the outstanding shares of MNI Capital Stock converted into 3,342,569 shares of Company Common Stock, 334,256 of which are being held in an escrow related to MNI's indemnification obligations under the Agreement. Options to purchase MNI Common Stock outstanding at the Effective Time converted into options to purchase approximately 132,612 shares of Company Common Stock. In addition, pursuant to the Agreement, certain officers of MNI entered into employment agreements and covenants not to compete with the Company.

                       Each outstanding share of MNI Capital Stock was
             converted into .3657 shares of CMI Common Stock (the "Exchange Ratio") The Exchange Ratio was determined by dividing 3,475,000 (the "Numerator") by the total number of shares of MNI Capital Stock outstanding immediately prior to the closing (including for this purpose any MNI Capital Stock issuable under then outstanding options, warrants or other convertible securities) and rounding the quotient off to the nearest ten-thousandth (.0001).

                       MNI is an international supplier of medium-haul
             digital microwave radios, with over 80% of its sales going to cellular network operations in developing countries.

                       Item 7.  Financial Statements and Exhibits.

                  (a)  Financial Statements of Business Acquired

                       Financial Statements of MNI, incorporated by reference to Amendment No. 4 to the Company's Registration Statement on Form S-4 (No. 33-57593) as filed on May 1, 1995 (the "Form S-4"), pages F-22 - F-38



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                  (b)  Pro Forma Financial Information

                       Pro Forma Combined Condensed Financial Statements of the Company and MNI, incorporated by reference to the Form S-4, pages 39-43

                  (c)  Exhibits

                       Exhibit 2.1. Agreement and Plan of Reorganization and Merger among California Microwave, Inc., Microwave Networks Incorporated and CMI Acquisition Corporation, dated January 31, 1995 ("Agreement and Plan of Reorganization"), incorporated by reference to Exhibit 2.1 of the Form S-4

                       Exhibit 2.2. First Amendment to the Agreement and Plan of Reorganization, dated April 28, 1995, incorporated by reference to Exhibit 2.2 of the Form S-4

                       Exhibit 23.1.  Independent Auditors' Consent

                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CALIFORNIA MICROWAVE, INC.
                                                (Registrant)



                                           By: /s/ George L. Spillane
                                           ____________________________
                                           Name:     George L. Spillane
                                           Title:    Vice President



             Dated:  June 13, 1995












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                                     EXHIBIT INDEX


             Exhibit No.         Description of Exhibit


             23.1                Independent Auditors' Consent
















































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